SCHEDULE 14A INFORMATION

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Fox Chase Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

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April 17, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Fox Chase Bancorp, Inc.  The meeting will be held at the office of Fox Chase Bank located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania on Thursday, May 21, 2009 at 9:00 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  Directors and officers of the Company, as well as representatives of KPMG LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

4390 Davisville Road

Hatboro, Pennsylvania 19040

(215) 682-7400

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m. on Thursday, May 21, 2009

PLACE	Fox Chase Bank
510 East Township Line Road, Suite 200
Blue Bell, Pennsylvania

ITEMS OF BUSINESS	(1) To elect three directors to serve for a term of three years.

(2) To ratify KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

(3) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE	To vote, you must have been a stockholder at the close of business on April 3, 2009.

PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

/s/ Jerry D. Holbrook
Jerry D. Holbrook
Corporate Secretary

Hatboro, Pennsylvania
April 17, 2009

Fox Chase Bancorp, Inc.

Proxy Statement

FOX CHASE BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Fox Chase Bancorp, Inc. for the 2009 annual meeting of stockholders and for any adjournment or postponement of the meeting.  In this proxy statement, we may also refer to Fox Chase Bancorp, Inc. as “Fox Chase Bancorp,” the “Company,” “we,” “our” or “us.”

Fox Chase Bancorp is the holding company for Fox Chase Bank.  In this proxy statement, we may also refer to Fox Chase Bank as the “Bank.”

We are holding the 2009 annual meeting at the office of Fox Chase Bank located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania on Thursday, May 21, 2009 at 9:00 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 17, 2009.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2009

The Proxy Statement and the 2008 Annual Report are available at http://www.foxchasebank.com/annual-report.asp.  The Company’s 2008 Annual Report includes the Form 10-K and the Company’s financial statements, each as filed with the Securities and Exchange Commission.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote your shares of Fox Chase Bancorp common stock that you owned as of April 3, 2009.  As of the close of business on April 3, 2009, a total of 13,967,520 shares of Fox Chase Bancorp common stock were outstanding, including 8,148,915 shares of common stock held by Fox Chase MHC.  Each share of common stock has one vote.

The Company’s charter provides that, until September 29, 2011, record holders of the Company’s common stock, other than Fox Chase MHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Fox Chase Bancorp in one of the following ways:

•                  Directly in your name as the stockholder of record;

•                  Indirectly through a broker, bank or other holder of record in “street name”; or

•                  Indirectly in the Fox Chase Bancorp Stock Fund in our 401(k) Plan, the Fox Chase Bank Employee Stock Ownership Plan (the “ESOP”) or the trust that holds restricted stock awards under the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “Equity Incentive Plan”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Fox Chase Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

For information on your voting rights as a participant under the Bank and Company benefit plans, see “Participants in the ESOP, 401(k) Plan, Equity Incentive Plan or Long-Term Incentive Plan.”

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals.  At this year’s annual meeting, stockholders will be asked to elect three directors to serve for a term of three years.  In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominees receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2009, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote at the annual meeting is required.

Routine and Non-Routine Proposals.  The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine.  If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner provides voting instructions.  A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner.  The election of directors and the ratification of KPMG LLP as our independent public accounting firm for 2009 are currently considered routine matters.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting.  Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to ratify the selection of the independent registered public accounting firm, abstentions will have the same effect as a negative vote while broker non-votes will have no effect on the proposal.

Because Fox Chase, MHC owns in excess of 50% of the outstanding shares of Fox Chase Bancorp common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of Item 1 (Election of Directors) and Item 2 (Ratification of the Appointment of Independent Registered Public Accounting Firm).

Voting by Proxy

The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.  The Board of Directors recommends that you vote:

•                  FOR each of the nominees for director; and

•                  FOR ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies.  If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy.  The Company does not currently know of any other matters to be presented at the meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the ESOP, 401(k) Plan, Equity Incentive Plan or Long-Term Incentive Plan

If you participate in the ESOP, the Equity Incentive Plan or the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Long-Term Incentive Plan”), or if you invest in Company common stock through the Fox Chase Bancorp Stock Fund in our 401(k) Plan, you will receive a vote authorization form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the respective plans.  Under the terms of the ESOP, all allocated shares of Fox Chase Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants.  All unallocated shares of Company common stock held by the ESOP and all allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions from other ESOP participants, subject to the exercise of its fiduciary duties.  Under the terms of the 401(k) Plan, a participant may direct the trustee how to vote the shares in the Fox Chase Bancorp Stock Fund credited to his or her account.  The trustee will vote all shares for which it does not receive timely instructions from participants in the same proportion as shares for which the trustee received voting instructions from other 401(k) Plan participants.  Under the Equity Incentive Plan, participants may direct the trustee how to vote their unvested restricted stock awards.  The trustee will vote all shares held in the trust for which it does not receive timely instructions as directed by Fox Chase Bancorp.  Under the Long-Term Incentive Plan, participants may direct the trustee how to vote the shares credited to their account.  The trustee will vote all shares held in the trust for which it does not receive timely instructions as directed as by Fox Chase Bancorp.  The deadline for returning your voting instructions is May 14, 2009.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of eight members, all of whom are independent under the listing requirements of The NASDAQ Stock Market, except for Mr. Petro, who is President and Chief Executive Officer of Fox Chase Bancorp and Fox Chase Bank.

Corporate Governance Guidelines

The Board of Directors has adopted corporate governance policy guidelines to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the Chief Executive Officer.

Committees of the Board of Directors

The following table identifies our standing committees and their members at April 3, 2009.  All members of each committee are independent in accordance with the listing requirements of The NASDAQ Stock Market, except for Mr. Petro, who sits on the Executive and Risk Management Committees.  Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation.  Each committee reviews and reassesses the adequacy of its charter at least annually.  The charters of all five committees are available in the Governance Documents portion of the Investor Relations section of our Web site (www.foxchasebank.com).

Director	Audit Committee	Compensation Committee	Executive Committee	Nominating and Governance Committee	Risk Management Committee	Strategic Opportunities Committee

Roger H. Ballou	X	X*		X		X
Richard E. Bauer	X	X	X
Todd S. Benning	X*	X	X
Richard M. Eisenstaedt			X*	X*	X
Anthony A. Nichols, Sr.	X		X		X
Thomas M. Petro			X		X*
RoseAnn B. Rosenthal						X*
Peter A. Sears		X		X	X	X

Number of Meetings in 2008	9	7	1	3	9	4

* Denotes Chairperson

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations.  The Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence.  The Board of Directors has designated Todd S. Benning as an audit committee financial expert under the rules of the Securities and Exchange Commission.  Mr. Benning is independent under the listing requirements of The NASDAQ Stock Market applicable to audit committee members.

Compensation Committee

The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s senior management and conducts the performance review of the Chief Executive Officer.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters.  Decisions by the Compensation Committee with respect to the compensation of the Chief Executive Officer are approved by the full Board of Directors.  The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.  See “Compensation Discussion and Analysis” for a discussion of the role of management and compensation consultants in determining and/or recommending the amount or form of executive compensation.

Executive Committee

The Executive Committee discusses matters that require attention between regularly scheduled Board meetings and exercises the authority and power of the Board as permitted by law.

Nominating and Governance Committee

The Company’s Nominating and Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

Minimum Qualifications.  The Nominating and Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Governance Committee will then evaluate the following criteria in selecting nominees:

•                  Contributions to the range of talent, skill and expertise for the Board;

•                  Financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and the ability to read and understand financial statements;

•                  Familiarity with the Company’s market area and participation in and ties to local business and local civic, charitable and religious organizations;

•                  Personal and professional integrity, honesty and reputation;

•                  The ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

•                  The ability to devote sufficient time and energy to the performance of his or her duties; and

•                  Independence under applicable Securities and Exchange Commission and listing definitions.

The Committee also will consider any other factors the Nominating and Governance Committee deems relevant, including diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Governance Committee will consider and review an existing director’s board and committee attendance and performance; length of board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process.  The process that the Nominating and Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank.  The Nominating and Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below.  The Nominating and Governance Committee has not previously used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above.  If such individual fulfills these criteria, the Nominating and Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

Considerations of Recommendations by Stockholders.  It is the policy of the Nominating and Governance Committee to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating and Governance Committee’s resources, the Nominating and Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders.  To submit a recommendation of a director candidate to the Nominating and Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.         The name of the person recommended as a director candidate;

2.                                     All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.                                     The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.                                     As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.                                     A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Risk Management Committee

The Risk Management Committee reviews and manages the Company’s material business risks by establishing and monitoring policies and procedures designated to identify, control, monitor and measure its material business risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.

Strategic Opportunities Committee

The Strategic Opportunities Committee reviews the overall strategic decisions of the Company and analyzes capital management plans, including the use of stock repurchases and payment of dividends, and any available strategic opportunities, including potential business combinations, equity investments, branch acquisitions or proposed debt or equity issuances.

Director Compensation

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2008 fiscal year.  The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)

Roger H. Ballou	$52,500	$29,712	$16,320	$ 98,532
Richard E. Bauer	52,500	29,712	16,320	98,532
Todd S. Benning	60,500	29,712	16,320	106,532
Richard M. Eisenstaedt	60,500	29,712	16,320	106,532
Anthony A. Nichols, Sr.	52,500	29,712	16,320	98,532
RoseAnn B. Rosenthal	26,000	10,287	10,368	46,665
Peter A. Sears	48,500	29,712	16,320	94,532

(1)   Reflects the compensation expense recognized for financial statement reporting purposes in accordance with SFAS 123(R) on outstanding restricted stock for each director based upon the Company’s stock price as of the date of grant, which was $11.43 for Ms. Rosenthal and $12.38 for all other directors.  When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.  At December 31, 2008, the aggregate number of unvested restricted stock award shares held in trust was 6,000 for Ms. Rosenthal and 9,600 for each of Messrs. Ballou, Bauer, Benning, Eisenstaedt, Nichols and Sears.

(2)   Reflects the compensation expense recognized for financial statement reporting purposes in accordance with SFAS 123(R) on outstanding stock options for each of the non-employee directors, based upon a fair value of each option of $2.88 for Ms. Rosenthal and $3.40 for all other directors using the Black-Scholes option pricing model.  The assumptions issued to compute the fair value are summarized below:

	Risk-Free		Expected	Dividend
Grant Date	Interest Rate	Expected Life	Volatility	Yield	Fair Value

8/31/2007	4.13-4.33%	6.50 years	25.00%	1.90%	$3.40
4/24/2008	3.32%	6.50 years	25.00%	1.90%	$2.88

The actual value, if any, realized by a director from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised.  Accordingly, there is no assurance that the value realized by a director will be at or near the value estimated above.  The aggregate outstanding stock options at December 31, 2008 was 24,000 for each director.

Cash Retainer and Meeting Fees for Non-Employee Directors.  The following table sets forth the applicable retainers and fees that will be paid to our non-employee directors for their service on our Board of Directors during 2009.

Annual Retainer	$20,000
Annual Retainer for Audit Committee Chair	10,000
Annual Retainer for Chairman of Board	15,000
Annual Retainer for Compensation, Strategic Opportunities and Nominating and Governance Committee Chairs	4,000
Fee per Board Meeting Attended	1,500
Fee per Committee Meeting Attended	1,000

Board and Committee Meetings

During the year ended December 31, 2008, the Board of Directors of the Company held seven meetings and the Board of Directors of the Bank held four meetings.  With the exception of Ms. Rosenthal and Mr. Sears, no director attended fewer than 75% of the total meetings of the Company’s and the Bank’s respective Boards of Directors and the committees on which such director served during fiscal 2008.

Director Attendance at the Annual Meeting of Stockholders

The Board of Directors encourages each director to attend the Company’s annual meeting of stockholders.  All of the Company’s directors attended the Company’s 2008 annual meeting of stockholders.

Code of Ethics and Business Conduct

Fox Chase Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.  In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations.

AUDIT-RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The independent registered public accounting firm is also responsible for issuing an attestation report on management’s assessment of the Company’s internal control over financial reporting.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.  The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.  In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.  The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

Audit Committee of the Board of Directors of

Fox Chase Bancorp, Inc.

Todd S. Benning, Chairman

Roger H. Ballou

Richard E. Bauer

Anthony A. Nichols, Sr.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2008 and 2007 by KPMG LLP.

	2008	2007

Audit Fees (1)	$433,000	$667,375
Audit Related Fees	—	—
Tax Fees (2)	37,300	37,939
All Other Fees	—	—

(1)   Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by FDICIA or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

(2)   Represents services rendered for tax compliance, tax advice and tax planning, including the preparation of the annual tax returns and quarterly tax payments.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting the compensation and overseeing the work of the independent registered public accounting firm.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm.  Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.  Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided.  The request may be made with respect to either specific services or a type of service for predictable or recurring services.  During the year ended December 31, 2008, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission.  Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.  See “Compensation Discussion and Analysis.”

Compensation Committee of the Board of Directors of

Fox Chase Bancorp, Inc.

Roger H. Ballou, Chairman

Richard E. Bauer

Todd S. Benning

Peter A. Sears

STOCK OWNERSHIP

The following table provides information as of April 3, 2009 with respect to persons known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock.  A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding

Fox Chase MHC 4390 Davisville Road Hatboro, Pennsylvania 19040	8,148,915	58.3%

The following table provides information about the shares of Company common stock that may be considered to be owned by each director and director nominee of the Company, each executive officer named in the “Executive Compensation—Summary Compensation Table” and by all directors, director nominees and executive officers of the Company as a group as of April 3, 2009. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.  The number of shares beneficially owned by all directors and executive officers as a group totaled 3.7% of our common stock as of April 3, 2009.  Each director, director nominee and named executive officer owned less than 1% of our outstanding common stock as of that date.

Name	Number of Shares Owned (1)		Number of Shares That May Be Acquired Within 60 Days By Exercising Options	Total

Directors and Director Nominees
Roger H. Ballou	32,771		4,800	37,571
Richard E. Bauer	14,350		4,800	19,150
Todd S. Benning	32,196	(2)	4,800	36,996
Richard M. Eisenstaedt	22,484		4,800	27,284
Anthony A. Nichols, Sr.	13,530	(3)	4,800	18,330
Thomas M. Petro	105,165		26,000	131,165
RoseAnn B. Rosenthal	6,000		—	6,000
Peter A. Sears	22,011		4,800	26,811

Named Executive Officers Who Are Not Also Directors
Roger S. Deacon	47,677		4,400	52,077
Jerry D. Holbrook	80,120	(4)	15,000	95,120
David C. Kowalek	23,123	(5)	6,400	29,523
Keiron G. Lynch	24,240		6,400	30,640
James V. Schermerhorn	9,692		—	9,692

All Executive Officers, Directors and Director Nominees as a Group (13 persons)	433,359		87,000	520,359

(footnotes on following page)

(1)    This column includes the following:

	Shares of Unvested Restricted Stock Held in Trust Under the 2007 Equity Incentive Plan	Shares Held Under the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan	Shares Allocated Under the Fox Chase Bank Employee Stock Ownership Plan

Mr. Ballou	9,600	—	—
Mr. Bauer	9,600	—	—
Mr. Benning	9,600	—	—
Mr. Eisenstaedt	9,600	—	—
Mr. Nichols	9,600	—	—
Mr. Petro	39,200	15,512	3,953
Ms. Rosenthal	6,000	—	—
Mr. Sears	9,600	—	—
Mr. Deacon	14,820	—	1,373
Mr. Holbrook	25,600	11,634	3,867
Mr. Kowalek	11,200	3,899	2,998
Mr. Lynch	11,200	5,811	3,143
Mr. Schermerhorn	—	—	—

(2)   Includes 16,000 shares held by Mr. Benning as the trustee for the Dunlap & Associates PC Retirement Plan.

(3)   Includes 765 shares owned by Cymry Limited Partnership I.

(4)   Includes 6,724 shares held by Mr. Holbrook’s spouse and 10,783 shares held in trust for Mr. Holbrook’s children.

(5)   Includes 39 shares allocated under the Fox Chase Bank 401(k) Profit Sharing Plan and Trust as to which Mr. Kowalek has voting but not investment power.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors currently consists of eight members.  The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  The Board of Directors’ nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Roger H. Ballou, Richard E. Bauer and Peter A. Sears.  Each of the nominees are currently directors of Fox Chase Bancorp and Fox Chase Bank.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees.  If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, we know of no reason why any nominee might be unable to serve.

The Board of Directors recommends that stockholders vote “FOR” the election of each nominee.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his or her current occupation for the last five years.  The age indicated for each individual is as of December 31, 2008.  The indicated period of service as a director includes the period of service as a director of Fox Chase Bank.

Board Nominees for Terms Ending in 2012

Roger H. Ballou is President and Chief Executive Officer and a director of CDI Corporation (NYSE: CDI), a company that offers engineering, information technology and professional staffing solutions.  Before joining CDI, Mr. Ballou served as Chairman and Chief Executive Officer of Global Vacation Group and as a senior advisor to Thayer Capital Partners.  Previously, he was President and Chief Operating Officer of Alamo Rent-a-Car.  For more than 16 years before joining Alamo, he held several positions with American Express, culminating in his appointment as President of the Travel Services Group. Mr. Ballou is a director of Alliance Data Systems (NYSE: ADS).  Mr. Ballou received a B.S. in Economics from the University of Pennsylvania’s Wharton School and an M.B.A. from the Dartmouth College’s Amos Tuck School.  Age 57.  Director since 2005.

Richard E. Bauer is a recently retired Senior Vice President of Columbian Financial Group of Binghamton, New York, a nationwide provider of life insurance products.  Mr. Bauer previously served as Chairman and Chief Executive Officer of The Philanthropic Companies prior to its 2006 merger with Columbian Financial Group.  Mr. Bauer has also served as an executive officer of several banking institutions, most notably Provident National Bank (now PNC Bank).  He is currently a Board member of Columbian Financial Group and Alpha Tau Omega, a national collegiate fraternity.  Mr. Bauer graduated from Muhlenberg College with a B.A. in Psychology.  He is a graduate of the Stonier Graduate School of Banking and the Harvard Graduate School of Business Advanced Management Program.  Age 65.  Director since 2005.

Peter A. Sears is a retired executive who held a variety of positions at SmithKline (currently GloxoSmithKline - NYSE: GSK), including Assistant General Counsel, Assistant Secretary of the Corporation, General Manager of Japan and Korea Operations, Vice President for the Asia Pacific Region and Vice President of Corporate Development.  He founded S.R. One Limited, SmithKline’s venture capital arm where he served as its President and the Corporation’s Vice President for Business Investments.  Upon retirement, he served six years as visiting lecturer of Cornell University’s Johnson School of Management and subsequently was a consultant to Quaker BioVentures, a large Philadelphia-based venture capital group.  Mr. Sears is a graduate of Colgate University and Harvard Law School.  Age 70.  Director since 2005.

Directors with Terms Ending in 2010

Richard M. Eisenstaedt has served as the President of the Eastern University Foundation and General Counsel for Eastern University since July 2004. Before joining Eastern University, Mr. Eisenstaedt retired as Vice President, General Counsel and Corporate Secretary for Triumph Group, Inc. (NYSE: TGI).  Previously, he was General Counsel to Unisource Worldwide, Inc., a subsidiary of Alco Standard Corporation. Mr. Eisenstaedt graduated from Albany Law School and received a B.S. in Civil Engineering from Lehigh University. Age 63. Director since 2005.

Anthony A. Nichols, Sr. is Chairman Emeritus and Trustee of Brandywine Realty Trust (NYSE: BDN).  Before working with Brandywine Realty Trust, Mr. Nichols founded The Nichols Company, a private real estate development company, through a corporate joint venture with Safeguard Scientifics, Inc. and was President and Chief Executive Officer.  Previously, Mr. Nichols was Senior Vice President of Colonial Mortgage Service Company (now GMAC Mortgage Corporation) and President of Colonial Advisors.  Mr. Nichols is a graduate of and currently serves as Vice Chairman and Trustee of St. Joseph’s University. Age 69. Director since 2005.

Directors with Terms Ending in 2011

Thomas M. Petro has been President and Chief Executive Officer of Fox Chase Bank since June 2005.  Before joining Fox Chase Bank, Mr. Petro led the turnaround, as President and Chief Executive Officer, of Northeast Pennsylvania Financial Corp. and its principal subsidiary, First Federal Bank in Hazelton, Pennsylvania. Before joining First Federal Bank, Mr. Petro was a principal with S.R. Snodgrass, LLC.  Mr. Petro also served as Executive Vice President of the Bryn Mawr Trust Company, President of the Bryn Mawr Brokerage Company and Chairman of Bryn Mawr Asset Management.  He began his banking career with Mellon Bank in Pittsburgh, Pennsylvania.  Mr. Petro is a Trustee of Eastern University, St. David’s, Pennsylvania, and serves as the Chairman of the Finance Committee of the Board of Trustees.  Mr. Petro is a graduate of Point Park College in Pittsburgh, Pennsylvania and holds both a B.S. Business Management and an A.S. Banking.  Age 50.  Director since 2005.

Todd S. Benning is a founding shareholder of Dunlap & Associates, PC, a full-service certified public accounting firm located in Chalfont, Pennsylvania.  He serves as the firm’s Director of Taxation and has over twenty-five years of experience in public accounting. Mr. Benning earned a Master of Taxation degree from Villanova University and is a graduate of Geneva College where he earned degrees in Accounting and Business Administration.  Age 48.  Director since 2005.

RoseAnn B. Rosenthal is President, Chief Executive Officer and a Director of Ben Franklin Technology Partners of Southeastern Pennsylvania, which invests and provides commercialization and business assistance to technology firms and start-up companies. Ms. Rosenthal has forty-one years of experience in business investment, regional planning and economic development.  Before joining Ben Franklin Technology Partners, Ms. Rosenthal was Senior Vice President for Strategic Development at Philadelphia Industrial Development Corporation.  Ms. Rosenthal received a B.A. from Temple University and in 2007, was awarded an Honorary Ph.D. in Humane Letters from Philadelphia University.  Age 58.  Director since 2008.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed KPMG LLP to be the Company’s independent registered public accounting firm for the 2009 fiscal year, subject to ratification by stockholders.  A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of KPMG LLP as independent registered public accounting firm.

COMPENSATION DISCUSSION AND ANALYSIS

Our Philosophy on Executive Compensation

Our goal is to drive sustainable increases in the value of the Company and the Bank by profitably serving an expanding base of satisfied clients.  Our competitive advantage is the caliber of our people.  It is people who deliver exceptional care to our clients and dynamically align business processes to deliver what clients care about most.  Our people-driven strategy demands that we attract, develop and retain a highly competent team while aligning compensation with business results.

Within this context, the three major objectives for our executive compensation program are:

•      Alignment:  Link executive compensation with increases in stockholder value and align stockholder and executive interests by requiring meaningful executive stock ownership levels.

•      Motivation:  Motivate executives to be accountable for achievement of our strategic and financial objectives.

•      Retention and Attraction:  Retain and attract senior executives, as well as other management.

To achieve these objectives, we have structured a compensation and benefit program that provides our named executive officers with the following:

•      Salary levels and merit salary increases that reflect position responsibilities, competitive market rates, strategic importance of the position and individual performance.

•      Annual cash incentive (i.e., bonus) payments that are based on the Company’s annual financial performance as defined by the Compensation Committee and approved by the Board and achievement of certain strategic non-financial performance objectives.  The Board of Directors has complete discretion over the payment of such cash awards.

•      Long-term equity-based incentives that reward outstanding performance with incentives that focus our management team on creating stockholder value over the long term.  By increasing the equity holdings of our named executive officers, we provide them with a continuing stake in our long-term success.

•      Benefit programs that provide our executives with access to health and welfare benefits.  In addition, our named executive officers are eligible to participate in our 401(k) plan and employee stock ownership plan, along with our Equity Incentive Plan.

•      Perquisites - we generally provide no special perquisites such as country club memberships and automobiles since the other elements of pay are sufficient when performance is acceptable to enable the executive to purchase such perquisites.

•      Employment Agreements that assure stability in management and provide change in control protection in a consolidating industry.

The various elements of the total benefit package for our named executive officers are designed to achieve different specific purposes, which are complementary, but include:  motivating appropriate behavior; rewarding different aspects of performance or meeting corporate objectives; and attracting and retaining the talent needed to successfully lead the Company and maximize stockholder value.

Our executive compensation philosophy is implemented through compensation programs based on the following guiding principles:

•      Pay for Performance:  The following key elements are ways we link pay to performance:

o     Emphasis on Motivation:  Pay is used to motivate management to focus on key financial and strategic goals by providing pay for outstanding annual and long-term performance.

o     Performance Management:  Performance assessment criteria for each executive are clearly communicated each year and are consistent with areas of performance identified by the Board.

o     Controllability:  Financial performance measures that management has the ability to impact and influence are used in the annual incentive plan and the long-term incentive program.

o     Explicitness:  Compensation opportunities and performance expectations are communicated to each executive.  Goals and compensation are established in advance for all incentive plans.

o     Differentiation:  Pay is managed to ensure that compensation varies to reflect different levels of performance.

•      Performance Measures and Measurement:  Performance measurement is a critical component of our compensation philosophy.  For annual incentive payments, financial and non-financial performance measures are used to vary pay for individual executives.

o     Financial Measures:  The Board establishes financial objectives through both longer-term strategic plans and annual profit plans.

o     Individual Measures:  Assessment versus pre-established individual performance expectations for:

▪      Financial and strategic non-financial goals and objectives to drive earnings growth, value creation and execution;

▪      Financial and operational controls that maintain prudent risk management practices; and

▪      Goals and objectives to promote the development of human capital, instill our core values and create a results-oriented environment.

•      Competitive Framework:  We compare our management compensation levels with industry specific compensation surveys and analyze the compensation paid to comparable executives for a selected peer group.

•                  Pay Positioning:  The total compensation (salary, annual incentive, long-term incentives) and benefits package for our named executive officers is positioned around median competitive levels, taking into account the relative responsibilities of our named executive officers.  Actual total compensation in any given year may be above or below the target level based on individual and corporate performance.

•                  Decision-Making Authority:  Decision-making for our compensation program is shared among the Board, the Compensation Committee, the chief executive officer and the human resources director.  The Board approves compensation for the chief executive officer and the Compensation Committee approves compensation for senior executive officers, after reviewing recommendations provided by the chief executive officer and the human resources director.

•                  Communication:  Full communication of our compensation philosophy, annual and long-term incentive program designs and the goal-setting process is necessary to achieve program objectives. Full communication before and during defined performance periods will:

o   Allow executives to understand how their performance will be evaluated and how their compensation will be determined;

o   Demonstrate the alignment between compensation and strategic business initiatives and creating stockholder value; and

o   Ensure accountability of all executives for individual and business performance.

The Role of the Compensation Committee in Determining Executive Compensation

Compensation for the named executive officers is determined under programs reviewed and approved by the Compensation Committee and verified by the Board of Directors.  The Compensation Committee approves all executive officer salary adjustments and annual and long-term incentive award levels.  With respect to the chief executive officer, in connection with his annual performance review, the Compensation Committee approves salary and annual and long-term incentive award levels, which are then ratified by the Board.  The Committee also oversees the Company’s employee benefit plans and assesses executive performance results in determining awards under any other annual and long-term incentive plan.  Additionally, the Compensation Committee approves executive employment or severance agreements, except for the chief executive officer, whose agreement is approved by the Board.  Finally, the Compensation Committee reviews compensation arrangements for the non-management directors and makes recommendations to the full Board of Directors, as appropriate.

The Compensation Committee operates under a written charter that establishes the Compensation Committee’s responsibilities.  The Compensation Committee and the Board of Directors review the Charter annually to ensure that the scope of the Charter is consistent with the Compensation Committee’s role.  Under the Charter, the Compensation Committee is charged with general responsibility for the oversight and administration of our compensation program.  The Charter also authorizes the Compensation Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities.

Outside Consultants

In developing and monitoring our compensation programs in 2008, the Compensation Committee engaged Pearl Meyer and Partners, a national compensation consulting firm.  Pearl Meyer reported directly to the Committee and provided the Committee with a competitive assessment on senior management compensation and merit pay increases.

Role of Management

The chief executive officer, in conjunction with representatives of the Compensation Committee and the human resources director, develops recommendations regarding the appropriate mix and level of compensation for our management team.  The recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee.  The chief executive officer meets with the Compensation Committee to discuss the compensation recommendations for the named executive officers.  The chief executive officer does not participate in Compensation Committee discussions relating to the determination of his compensation.

Our Peer Group

In 2008, the Company utilized the following peer group to review the levels of pay for its executive management team:

Abington Bancorp, Inc.	Parke Bancorp, Inc.
American Bank Incorporated	Peapack-Gladstone Financial Corporation
Bryn Mawr Bank Corporation	QNB Corp.
Cape Bancorp, Inc.	Republic First Bancorp, Inc.
DNB Financial Corporation	Royal Bancshares of Pennsylvania, Inc.
First Chester County Corporation	Roma Financial Corporation
First Keystone Financial, Inc.	TF Financial Corporation
Harleysville Savings Financial Corporation	Univest Corporation of Pennsylvania
Magyar Bancorp, Inc.	Unity Bancorp, Inc.
Malvern Federal Bancorp, Inc.	VIST Financial Corp.

The institutions were selected in consultation with Pearl Meyer because (1) they are primarily located in the Northeast and Mid-Atlantic Region of the U.S. and (2) have assets between $500 million and $2.1 billion.

Policy Regarding Base Salaries

In general, the Company targets base salaries at the median competitive levels relative to comparable positions in the peer group referenced above, taking into account the comparative responsibilities and performance of the executive officers involved.  Where the responsibilities of executive positions at Fox Chase Bank are different from those typically found among other banks, or where executives are new to their responsibilities or play a particularly critical role at the Company, base salaries may be targeted above or below median competitive levels.  The Compensation Committee used the cash compensation survey data prepared by Pearl Meyer in 2008 to benchmark base salaries for our named executive officers.

Policy Regarding Annual Incentive Pay

We maintain the performance incentive plan for all employees, including our named executive officers.  Under the plan, a target incentive pool is determined annually based on applying a defined percentage to each employee’s salary rate.  The defined percentages range between 2.5% for non-exempt employees to 40% for the chief executive officer.  At the beginning of each year, the Board approves the Company’s business plan for the coming year and establishes a goal for corporate performance under the performance incentive plan.  If the Company achieves the goal, then the incentive pool for the year is fully funded.  If a minimally acceptable level of earnings is achieved, the incentive pool is funded at the target level for only non-exempt employees and only non-exempt employees are eligible for annual incentive pay based on individual performance.  For earnings above the minimally acceptable level but less than the goal, pool dollars are funded at a pro rata level of the target incentive pool.  For earnings above the goal the incentive pool is funded at the target pool level plus an additional pro rata amount.  Actual bonus awards to individuals are adjusted for corporate and individual performance.  In 2008, the Company’s earnings were above the minimally acceptable level but less than the goal.  The Board will exercise discretion with regard to incentive plan payments based on prevailing market conditions and individual performance.

Policy Regarding Long-Term Equity-Based Incentives; Timing Issues

The Compensation Committee considers whether to make stock option grants and/or award other forms of equity on an annual basis.  The Compensation Committee considers peer group data prepared by Pearl Meyer, as well as the recommendations of the chief executive officer and other executive officers with respect to awards contemplated for their subordinates.

The Compensation Committee’s process with respect to the determination of grant dates or the stock option exercise prices is made after carefully considering the Company’s timing of earnings releases and/or other material nonpublic information to ensure that there is no manipulation of the market to the executive’s benefit.  The Compensation Committee’s decisions are reviewed and ratified by the full Board of Directors.  Similarly, the Company never times the release of material nonpublic information to affect the value of executive compensation.  In general, the release of such information reflects established timetables for the disclosure of material nonpublic information such as earnings reports or, with respect to other events reportable under federal securities laws, the applicable requirements of such laws with respect to timing of disclosure.

The Compensation Committee sets the exercise price of stock options solely by reference to the applicable provisions of the Equity Incentive Plan.  At the 2007 annual meeting, stockholders approved the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan.  Under the terms of the 2007 Plan, options are granted at an exercise price equal to the closing sales price of our common stock on The NASDAQ Global Market on the date of grant.

Employment Agreements

We currently maintain employment agreements with all of our named executive officers that are consistent with the agreements provided to senior executive officers in the banking industry.  Employment agreements assist us in attracting and retaining top executives in the industry.   See “Employment Agreements” and “Potential Post-Termination Payments” for a description of the terms of the agreements and the termination benefits payable to each named executive officer.

Tax and Accounting Considerations

In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption and annually to ensure that we understand the financial impact of each program on the Company and its subsidiaries.  Our analysis includes a review of recently adopted and pending changes in tax and accounting requirements.

Stock Ownership Guidelines

In 2007, the Compensation Committee established stock ownership guidelines for the named executive officers and members of our Board of Directors.  The guidelines state that each non-employee member of the Board of Directors must obtain ownership levels in the Company equal to three times their 2008 annual retainer.  Our chief executive officer is required to acquire stock ownership levels equal to four times his 2008 base salary.  The remaining named executive officers must acquire stock ownership levels of two times their 2008 base salaries.  These guidelines provide that all executives have five years to obtain such ownership levels.  If ownership levels are not achieved, the Compensation Committee may elect to divert future cash compensation to some form of equity-based compensation.

Compensation for Named Executive Officers for the 2008 Fiscal Year

Chief Executive Officer Compensation.  In determining Mr. Petro’s compensation, the Compensation Committee conducted a performance appraisal that reviewed Mr. Petro’s financial, strategic and operational achievements.  In its review, the Compensation Committee noted that Mr. Petro exhibits strong leadership skills that will enhance long-term stockholder value.  Mr. Petro’s efforts have ensured that systems are maintained to protect our assets, provide effective control over operations, allow us to achieve our financial targets and further strengthen the management team.  Mr. Petro has also served as our chief spokesperson, communicating effectively with stockholders, as well as the customers of Fox Chase Bank.  The Committee assesses Mr. Petro’s performance by completing an annual written performance review.  Mr. Petro also completes a self-evaluation of his performance and submits it to the Committee.  The Committee Chairman and the Chairman of the Board then meet with Mr. Petro to discuss and review these written performance appraisals and to establish written goals and objectives for 2009.

The Compensation Committee targets overall cash compensation for our chief executive officer at or above the median of our peer group.  In connection with Mr. Petro’s performance and overall compensation review, the Compensation Committee renewed Mr. Petro’s employment agreement for an additional year and increased his base salary by 10% to $315,974.  In addition, in connection with the 2008 performance review, on February 27, 2009, the Compensation Committee granted Mr. Petro stock options to purchase 11,300 shares of common stock at an exercise price of $8.79 per share.  The options vest over a five-year period beginning on the first anniversary of the date of grant.  We believe that Mr. Petro’s overall compensation structure is consistent with our peers and our objectives to reward, align, motivate and challenge Mr. Petro to continue to lead our company successfully during these tough economic times.

Compensation for the Other Named Executive Officers.  In determining compensation for Messrs. Holbrook, Deacon, Lynch and Kowalek, the Compensation Committee reviewed the performance of each officer including the performance appraisals presented by the chief executive officer.  Mr. Schermerhorn retired in October 2008 and therefore, the Committee did not conduct a performance review for Mr. Schermerhorn in 2008.   The Compensation Committee targets overall cash compensation for Messrs. Holbrook, Deacon, Lynch and Kowalek at the median or above the median of our peer group depending on the officer’s level of experience and performance.  In connection with the 2008 performance review of Messrs. Holbrook, Deacon, Lynch and Kowalek, the Compensation Committee decided to maintain all of the executives base salaries at 2008 levels and renew their employment agreements for an additional year.  In addition, in connection with the 2008 performance review, on February 27, 2009, the Compensation Committee granted Messrs. Holbrook, Deacon, Lynch and Kowalek stock options to purchase 8,475, 19,475, 6,054 and 6,054 shares of common stock, respectively, each at an exercise price of $8.79 per share.  The options vest over a five-year period beginning on the first anniversary of the date of grant.  In connection with Mr. Schermerhorn’s retirement, he received a $130,000 distribution on November 7, 2008 under a retention incentive agreement.

For 2008, the Committee recognized the Company’s annual financial performance, continued improvements in key performance metrics and the continued execution of our long-term strategy.  After considering the total compensation paid each named executive officer for 2008, including equity compensation, the Committee believes the named executive officers were satisfactorily rewarded for their performance and compensated at a level commensurate with peers during 2008 and, therefore, did not approve cash payments under the performance incentive plan in 2008.

Effective April 1, 2008, the Board of Directors promoted: (1) Mr. Deacon from Chief Accounting Officer of the Company and the Bank to Executive Vice President and Chief Financial Officer of the Company and the Bank; (2) Mr. Holbrook from Executive Vice President and Chief Financial Officer of the Company and the Bank to Executive Vice President and Chief Operating Officer of the Company and the Bank; and (3) Mr. Lynch from Executive Vice President and Chief Administrative Officer to Executive Vice President and Chief Payments Officer.  In recognition of Mr. Deacon’s promotion, the Compensation Committee recommended and the Board approved equity awards for Mr. Deacon under the 2007 Equity Incentive Plan.  See “Grants of Plan Based Awards” for additional information on Mr. Deacon’s equity award.  In addition, the Company and the Bank entered into a three-year employment agreement with Mr. Deacon effective October 1, 2008.  It is the practice of the Company and the Bank to enter into employment agreements with its executive officers to ensure stability in management.  We believe that the overall compensation structure for our other named executive officers is consistent with our compensation objectives and that each named executive officer is compensated at a level commensurate with our peers based on targeted performances.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the principal executive officer and principal financial officers of the Company and our three other most highly compensated executives.  These six officers are referred to as the named executive officers in this proxy statement.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	All Other Compensation (3)		Total

Thomas M. Petro	2008	$285,081	$ —	$121,324	$88,400	$19,509		$514,314
President and Chief Executive	2007	276,539	—	40,441	29,467	14,803		361,250
Officer	2006	265,000	65,000	—	—	24,067		354,067

Jerry D. Holbrook (4)	2008	214,314	—	79,232	51,000	17,140		361,686
Executive Vice President and	2007	207,692	—	26,411	17,000	19,128		270,231
Chief Operating Officer	2006	200,000	60,000	—	—	22,956		282,956

Roger S. Deacon (5)	2008	169,683	—	24,962	12,503	13,622		220,770
Executive Vice President and Chief	2007	76,788	—	4,704	2,493	6,449		90,434
Financial Officer

James V. Schermerhorn (6)	2008	160,184	—	—	—	146,361	(7)	306,545
Executive Vice President and Chief	2007	180,769	—	—	—	87,567		268,336
Lending Officer	2006	175,000	33,000	—	—	20,568		228,568

Keiron G. Lynch	2008	170,581	—	34,664	21,760	13,694		240,699
Executive Vice President and Chief	2007	165,769	—	11,555	7,253	17,055		201,632
Payments Officer	2006	160,000	33,000	—	—	47,851		240,851

David C. Kowalek	2008	160,305	—	34,664	21,760	12,869		229,598
Executive Vice President and Chief	2007	155,769	—	11,555	7,253	16,197		190,774
Credit Officer	2006	150,000	33,000	—	—	39,478		222,478

(1)    Reflects the compensation expense recognized for financial statement reporting purposes in accordance with SFAS 123(R) on outstanding restricted stock awards for each of the named executive officers.  The amounts were calculated based on the Company’s stock price as of the date of grant, which was $12.38 and $11.42 for Mr. Deacon and $12.38 for all other named executive officers.  When shares become vested and are distributed from the trust in which they are held, the recipient will also receive an amount equal to accumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon.

(2)   Reflects the compensation expense recognized for financial statement reporting purposes in accordance with SFAS 123(R) for outstanding stock option awards for each of the named executive officers.  The grant date fair value for options granted was $3.40 and $2.74 for Mr. Deacon and $3.40 for all other named executive officers. The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards.  The assumptions issued to compute the fair value are summarized below:

Grant Date	Risk-Free Interest Rate	Expected Life	Expected Volatility	Dividend Yield	Fair Value

8/31/2007	4.13-4.33%	6.50 years	25.00%	1.90%	$3.40
3/03/2008	2.80%	6.50 years	25.00%	1.90%	$2.74

The actual value, if any, realized by an executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised.  Accordingly, there is no assurance that the value realized by an executive officer will be at or near the value estimated above.

(3)          Details of the amounts reported in the “All Other Compensation” column for 2008 are provided in the table below.  The table excludes perquisites, which did not exceed $10,000 in the aggregate for each named executive officer.

	Mr. Petro	Mr. Holbrook	Mr. Deacon	Mr. Schermerhorn	Mr. Lynch	Mr. Kowalek

Employer contributions to 401(k) plan	$ 5,644	$ 4,221	$ 3,393	$ 3,117	$ 3,411	$ 3,205
Market value of ESOP contributions	13,865	12,919	10,229	13,244	10,283	9,664

(4)   On April 1, 2008, Mr. Holbrook was promoted from Executive Vice President and Chief Financial Officer of the Company and the Bank to Executive Vice President and Chief Operating Officer of the Company and the Bank.

(5)   Mr. Deacon was employed by the Company and the Bank as Chief Accounting Officer on June 29, 2007. Accordingly, no compensation information is available before that date.  On April 1, 2008, Mr. Deacon was promoted from Chief Accounting Officer of the Company and the Bank to Executive Vice President and Chief Financial Officer of the Company and the Bank.

(6)   Mr. Schermerhorn retired as Executive Vice President and Chief Lending Officer of the Company and the Bank effective October 31, 2008.

(7)   Includes $130,000 distributed to Mr. Schermerhorn under a retention incentive agreement.

Employment Agreements

Fox Chase Bancorp and Fox Chase Bank maintain an employment agreement with each of Thomas M. Petro, Jerry D. Holbrook, Roger S. Deacon, Keiron G. Lynch and David C. Kowalek.  The employment agreements with Messrs. Petro, Holbrook, Lynch and Kowalek were entered into effective September 29, 2006 and had an initial term of three years.  The employment agreement with Mr. Deacon was entered into effective October 1, 2008 and has an initial term of three years.  On each anniversary of the date of the agreement, the Board of Directors may extend the agreement for an additional year, unless the executive elects not to extend the term.  As a result of an extension approved by the Board of Directors, each executive’s employment agreement (except for Mr. Deacon’s agreement) currently has a term through September 29, 2011.  Mr. Deacon’s agreement has a term through October 1, 2011.  Among other things, the agreements provide for a minimum annual salary, participation in discretionary bonuses or other incentive compensation provided to senior management, and participation in stock benefit plans and other fringe benefits applicable to executive personnel.

See “Potential Post-Termination Benefits” for a discussion of the benefits and payments each executive may receive under his employment agreement upon his termination of employment.

Grants of Plan-Based Awards

The following table provides information concerning all stock and option awards granted to the named executive officers in 2008 under the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan.

Name	Grant Date	Number of Shares of Stock or Units (1)	Number of Securities Underlying Options (1)	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock Awards and Options (2)

Thomas M. Petro	—	—	—	$—	$—
Jerry D. Holbrook	—	—	—	—	—
Roger S. Deacon	3/03/2008	5,700	—	—	65,094
	3/03/2008	—	11,000	11.42	30,140
James V. Schermerhorn	—	—	—	—	—
Keiron G. Lynch	—	—	—	—	—
David C. Kowalek	—	—	—	—	—

(1)          Vest in five equal annual installments beginning on the first anniversary of the date of grant.

(2)          Sets forth the grant date fair value of stock and option awards calculated in accordance with FAS 123(R).  The grant date fair value of all stock awards is equal to the number of awards multiplied by the closing price for the Company’s common stock on the date of grant, which was $11.42 for Mr. Deacon.  The grant date fair value for option awards is equal to the number of options multiplied by a fair value of $2.74 for Mr. Deacon, which was computed using the Black-Scholes option pricing model. For further information regarding the assumptions used to calculate fair value, see footnote 2 to “Executive Compensation—Summary Compensation Table.”

Outstanding Equity Awards at Fiscal Year End

The following table provides information concerning unexercised options and stock awards that have not vested for each named executive officer outstanding as of December 31, 2008.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable (1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested (2)

Thomas M. Petro	26,000	104,000	$12.38	8/31/2017	39,200	$431,200
Jerry D. Holbrook	15,000	60,000	12.38	8/31/2017	25,600	281,600
Roger S. Deacon	2,200	8,800	12.38	8/31/2017	4,560	50,160
	2,200	8,800	11.42	3/03/2018	5,700	62,700
James V. Schermerhorn	—	—	—	—	—	—
Keiron G. Lynch	6,400	25,600	12.38	8/31/2017	11,200	123,200
David C. Kowalek	6,400	25,600	12.38	8/31/2017	11,200	123,200

(1)          Vest in five equal annual installments beginning one year from the date of grant, which was August 31, 2007 and March 3, 2008 for Mr. Deacon and August 31, 2007 for all other named executive officers.

(2)          Based upon the Company’s closing stock price of $11.00 on December 31, 2008.

Stock Vested

The following table provides information concerning the vesting of stock awards for each named executive officer, on an aggregate basis, during 2008.  No stock options were exercised during 2008.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Thomas M. Petro	9,800	$119,070
Jerry D. Holbrook	6,400	77,760
Roger S. Deacon	1,140	13,851
James V. Schermerhorn	—	—
Keiron G. Lynch	2,800	34,020
David C. Kowalek	2,800	34,020

Nonqualified Deferred Compensation

The following table provides information with respect to the 2008 accrued balances for each of the named executive officers who participate in the Fox Chase Bank Amended and Restated Executive Long-Term Incentive Plan.  Messrs. Deacon and Schermerhorn do not participate in the plan.  No employer contributions or employee distributions were made during 2008.

Aggregate Balance at Last Fiscal Year End (1)
Thomas M. Petro	$200,000
Jerry D. Holbrook	150,000
Keiron G. Lynch	70,000
David C. Kowalek	70,000

(1)   Includes amounts granted in 2006 under the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan, which vest as described below.

The Bank maintains the Fox Chase Bank Amended and Restated Executive Long-Term Incentive Plan to retain and attract key officers who contribute to the financial and business success of the Bank.  On an annual basis, our Board of Directors considers granting a long-term incentive award to our Chief Executive Officer and our Chief Executive Officer determines the awards for all other plan participants. All of the awards vest over a five year period with 60% of the award vesting on the third anniversary of the plan year to which the award was granted, 80% on the fourth anniversary and 100% on the fifth anniversary.  See “Potential Post-Termination Benefits” for a discussion of the payments each executive may receive under this plan upon the occurrence of certain events.

Potential Post-Termination Payments

Payments Made Upon Termination for Cause.  If any of the named executive officers is terminated for cause, he will receive his base salary through the date of termination and may retain the rights to any vested benefits, subject to the terms of the plan or arrangement under which those benefits are provided.

Payments Made Upon an Event of Termination.   The employment agreements define an “Event of Termination” as termination by the Bank or the Company of an executive’s employment for reasons other than for cause or a change in control, or an executive’s voluntary resignation from the Bank or the Company after specified circumstances set forth in the agreements that would constitute constructive termination.  Upon the occurrence of an Event of Termination, the employment agreements provide that the executive or, if he dies, his beneficiary, would be entitled to receive his base salary and health and life insurance coverage for the remaining term of this agreement.  In addition, the executive would be entitled to receive, for the remaining term of the agreement, all benefits he would have received during the remaining term of the agreement under any retirement program (tax-qualified or non-qualified) in which the executive participated before his termination of employment.  Upon termination of the executive’s employment for reasons other than cause or a change in control, the executive must adhere to a one year non-competition restriction.

Payments Made Upon Disability.  The employment agreements provide each executive with a disability benefit equal to two-thirds of the executive’s monthly rate of base salary as of his termination date.  An executive will cease to receive disability payments upon the earlier of:  (1) the date the executive returns to full-time employment; (2) death; or (3) attainment of age 65.  In addition, during any period of an executive’s disability, the executive would continue to be covered, to the greatest extent possible, under all benefit plans in which the executive participated before his disability as if he were actively employed by us.  Disability payments are reduced by any disability benefits paid to an executive under any policy or program maintained by the Bank.

The vesting of awards under the Bank’s Amended and Restated Executive Long-Term Incentive Plan accelerate if a participant is terminated due to disability.

Upon an executive’s termination due to disability, outstanding stock options granted pursuant to the Equity Incentive Plan vest and remain exercisable until the earlier of one year from the date of termination of employment due to disability or the expiration of the stock options.  Restricted stock awards granted under the plan also vest upon the executive’s termination of employment due to disability.

Payments Made Upon Death.  Under the employment agreements, the executive’s estate is entitled to receive any salary and bonus accrued but unpaid as of the date of the executive’s death.  The agreement also provide that the Bank will continue to provide the executive’s dependents with the medical insurance benefits existing on the date of the executive’s death for a period of six months.

The vesting of awards under the Bank’s Amended and Restated Executive Long-Term Incentive Plan accelerate upon a participant’s death.

Upon an executive’s death, outstanding stock options granted pursuant to the Equity Incentive Plan vest and remain exercisable until the earlier of one year from the date the executive dies or the expiration of the stock options.  Restricted stock awards granted to the executives under the plan also vest upon the executive’s death.

Payments Made Upon a Change in Control.  Following a change in control of the Bank or the Company, under the terms of the employment agreements, if an executive voluntarily terminates (upon circumstances discussed in the agreement) or involuntarily terminates employment, the executive or, if the executive dies, the executive’s beneficiary, would be entitled to receive a severance payment equal to the greater of: (1) the payments and benefits due for the remaining term of the agreement or (2) three times the executive’s average base salary for the three taxable years preceding a change in control or (3) three times the executive’s base salary (as defined in the agreement) for the most recent taxable year (or portion of the taxable year).  The Bank would also continue to pay or provide for life, medical and dental coverage for executive and his dependents for 36 months following his termination of employment.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control (the “Section 280G Limitation”).  An individual’s base amount is equal to an average of the individual’s Form W-2 compensation for the five years preceding the year a change in control occurs (or such lesser number of years if the individual has not been employed for five years).  Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes.  The employments agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the Section 280G Limitation.

The vesting of awards under the Bank’s Amended and Restated Executive Long-Term Incentive Plan accelerate upon a change in control of the Bank.

Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan trustee will repay in full any outstanding acquisition loan.  After repayment of the acquisition loan, all remaining shares of Company common stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of Company common stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed on the date immediately preceding the effective date of the change in control.  The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred.  Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s Section 280G Limitation.

In the event of a change in control of the Company or the Bank, outstanding stock options granted pursuant to the Equity Incentive Plan vest and, if the option holder is terminated other than for cause within 12 months of the change in control, will remain exercisable until the expiration date of the stock options.  Restricted stock awards granted to the executives under the plan also vest upon a change in control.  The value of the accelerated options and restricted stock grants count towards the executives’ Section 280G Limitations.

Potential Post-Termination Benefits Tables.  The amount of compensation payable to each named executive officer upon termination for cause, termination upon an event of termination, change in control followed by termination of employment, disability, death and retirement is shown below.  The amounts shown assume that such termination was effective as of December 31, 2008, and thus include amounts earned through such time and are estimates of the amounts that would be paid out to the executives upon their termination.  The amounts do not include the executive’s account balances in the Bank’s tax-qualified retirement plans to which each executive has a non-forfeitable interest.  The amounts shown relating to unvested options and restricted stock awards are based on the fair market value of the Company’s common stock on December 31, 2008, which was $11.00.  The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company.

The following table provides the amount of compensation payable to Mr. Petro for each of the situations listed below.

	Payments Due Upon
	Termination For Cause	Termination Following an Event of Termination (1)	Disability	Death	Retirement	Change in Control With Termination of Employment

Base salary	$ —	$ 783,972	$3,872,504(2)	$ —	$ —	$ 855,243
Bonuses	—	—	—	—	—	N/A
401(k) matching contribution and ESOP Benefit	—	56,667(3)	—	—	—	— (4)
Health and welfare benefits	—	18,972	103,493(5)	—	—	20,697(6)
Income attributable to grant or exercise of stock options	—	—	—	—	—	—
Income attributable to vesting of restricted stock	—	—	431,200	431,200	—	431,200
Income attributable to distribution under Long-Term Incentive Plan(7)	—	200,000	200,000	200,000	200,000	200,000
Total payment(8)	$ —	$1,059,611	$4,607,197	$631,200	$200,000	$1,507,140

(1)

An “Event of Termination” is defined as termination by the Company or the Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the non-renewal of the term of the executive’s employment agreement; (2) the failure to re-appoint the executive to his current office; (3) a material change to the executive’s functions or duties; (4) a material reduction in benefits; (5) the liquidation or dissolution of the Company or Bank; or (6) breach of the executive’s employment agreement.

(2)	Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued until executive reaches 65 years of age.
(3)	Represents benefits under tax-qualified and non-qualified retirement programs for the remaining term of the agreement.
(4)	The amounts do not include the executive’s account balances in the Bank’s tax-qualified retirement plans to which the executive has a non-forfeitable interest.
(5)

Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under the Bank’s life, medical, health and dental insurance programs assuming disability payments are made until the executive reaches age 65.

(6)	The value of coverage under the Bank’s life, medical, health and dental insurance programs for a period of 36 months.
(7)

The Long-Term Incentive Plan provides that benefits are to be distributed upon separation of service for any reason other than a change in control. Participants in the plan are 100% vested in their plan benefits upon a change in control, death or disability.

(8)

The amounts shown do not reflect that if payments to the executive in connection with a change in control would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Holbrook for each of the situations listed below.

	Payments Due Upon
	Termination For Cause	Termination Following an Event of Termination (1)	Disability	Death	Retirement	Change in Control With Termination of Employment

Base salary	$ —	$589,363	$1,728,072(2)	$ —	$ —	$ 642,942
Bonuses	—	—	—	—	—	N/A
401(k) matching contribution and ESOP Benefit	—	49,656(3)	—	—	—	— (4)
Health and welfare benefits	—	2,876	12,557(5)	—	—	3,138(6)
Income attributable to grant or exercise of stock options	—	—	—	—	—	—
Income attributable to vesting of restricted stock	—	—	281,600	281,600	—	281,600
Income attributable to distribution under Long-Term Incentive Plan(7)	—	150,000	150,000	150,000	150,000	150,000
Total payment(8)	$ —	$791,895	$2,172,229	$431,600	$150,000	$1,077,680

(1)

An “Event of Termination” is defined as termination by the Company or the Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the non-renewal of the term of the executive’s employment agreement; (2) the failure to re-appoint the executive to his current office; (3) a material change to the executive’s functions or duties; (4) a material reduction in benefits; (5) the liquidation or dissolution of the Company or Bank; or (6) breach of the executive’s employment agreement.

(2)	Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued until executive reaches 65 years of age.
(3)	Represents benefits under tax-qualified and non-qualified retirement programs for the remaining term of the agreement.
(4)	The amounts do not include the executive’s account balances in the Bank’s tax-qualified retirement plans to which the executive has a non-forfeitable interest.
(5)

Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under the Bank’s life, medical, health and dental insurance programs assuming disability payments are made until the executive reaches age 65.

(6)	The value of coverage under the Bank’s life, medical, health and dental insurance programs for a period of 36 months.
(7)

The Long-Term Incentive Plan provides that benefits are to be distributed upon separation of service for any reason other than a change in control. Participants in the plan are 100% vested in their plan benefits upon a change in control, death or disability.

(8)

The amounts shown do not reflect that if payments to the executive in connection with a change in control would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Deacon for each of the situations listed below.

	Payments Due Upon
	Termination For Cause	Termination Following an Event of Termination (1)	Disability	Death	Retirement	Change in Control With Termination of Employment

Base salary	$ —	$466,630	$2,279,211(2)	$ —	$ —	$509,052
Bonuses	—	—	—	—	—	N/A
401(k) matching contribution and ESOP Benefit	—	39,483(3)	—	—	—	— (4)
Health and welfare benefits	—	24,712	179,166(5)	—	—	26,964(6)
Income attributable to grant or exercise of stock options	—	—	—	—	—	—
Income attributable to vesting of restricted stock	—	—	112,860	112,860	—	112,860
Total payment(7)	$ —	$530,825	$2,571,237	$112,860	$ —	$648,876

(1)

An “Event of Termination” is defined as termination by the Company or the Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the non-renewal of the term of the executive’s employment agreement; (2) the failure to re-appoint the executive to his current office; (3) a material change to the executive’s functions or duties; (4) a material reduction in benefits; (5) the liquidation or dissolution of the Company or Bank; or (6) breach of the executive’s employment agreement.

(2)	Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued until executive reaches 65 years of age.
(3)	Represents benefits under tax-qualified and non-qualified retirement programs for the remaining term of the agreement.
(4)	The amounts do not include the executive’s account balances in the Bank’s tax-qualified retirement plans to which the executive has a non-forfeitable interest.
(5)

Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under the Bank’s life, medical, health and dental insurance programs assuming disability payments are made until the executive reaches age 65.

(6)	The value of coverage under the Bank’s life, medical, health and dental insurance programs for a period of 36 months.
(7)

The amounts shown do not reflect that if payments to the executive in connection with a change in control would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Lynch for each of the situations listed below.

	Payments Due Upon
	Termination For Cause	Termination Following an Event of Termination (1)	Disability	Death	Retirement	Change in Control With Termination of Employment

Base salary	$ —	$469,097	$1,603,568(2)	$	$ —	$511,743
Bonuses	—	—	—	—	—	N/A
401(k) matching contribution and ESOP Benefit	—	39,702(3)	—	—	—	— (4)
Health and welfare benefits	—	24,712	125,836(5)	—	—	26,964(6)
Income attributable to grant or exercise of stock options	—	—	—	—	—	—
Income attributable to vesting of restricted stock	—	—	123,200	123,200	—	123,200
Income attributable to distribution under Long-Term Incentive Plan(7)	—	70,000	70,000	70,000	70,000	70,000
Total payment(8)	$ —	$603,511	$1,922,604	$193,200	$70,000	$731,907

(1)

An “Event of Termination” is defined as termination by the Company or the Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the non-renewal of the term of the executive’s employment agreement; (2) the failure to re-appoint the executive to his current office; (3) a material change to the executive’s functions or duties; (4) a material reduction in benefits; (5) the liquidation or dissolution of the Company or Bank; or (6) breach of the executive’s employment agreement.

(2)	Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued until executive reaches 65 years of age.
(3)	Represents benefits under tax-qualified and non-qualified retirement programs for the remaining term of the agreement.
(4)	The amounts do not include the executive’s account balances in the Bank’s tax-qualified retirement plans to which the executive has a non-forfeitable interest.
(5)

Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under the Bank’s life, medical, health and dental insurance programs assuming disability payments are made until the executive reaches age 65.

(6)	The value of coverage under the Bank’s life, medical, health and dental insurance programs for a period of 36 months.
(7)

The Long-Term Incentive Plan provides that benefits are to be distributed upon separation of service for any reason other than a change in control. Participants in the plan are 100% vested in their plan benefits upon a change in control, death or disability.

(8)

The amounts shown do not reflect that if payments to the executive in connection with a change in control would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

The following table provides the amount of compensation payable to Mr. Kowalek for each of the situations listed below.

	Payments Due Upon
	Termination For Cause	Termination Following an Event of Termination (1)	Disability	Death	Retirement	Change in Control With Termination of Employment

Base salary	$ —	$440,838	$1,076,405(2)	$	$ —	$480,915
Bonuses	—	—	—	—	—	N/A
401(k) matching contribution and ESOP Benefit	—	37,302(3)	—	—	—	— (4)
Health and welfare benefits	—	2,876	10,464(5)	—	—	3,138(6)
Income attributable to grant or exercise of stock options	—	—	—	—	—	—
Income attributable to vesting of restricted stock	—	—	123,200	123,200	—	123,200
Income attributable to distribution under Long-Term Incentive Plan(7)	—	70,000	70,000	70,000	70,000	70,000
Total payment(8)	$ —	$605,016	$1,280,069	$193,200	$70,000	$677,253

(1)

An “Event of Termination” is defined as termination by the Company or the Bank for any reason (other than cause) or voluntary termination by the executive following: (1) the non-renewal of the term of the executive’s employment agreement; (2) the failure to re-appoint the executive to his current office; (3) a material change to the executive’s functions or duties; (4) a material reduction in benefits; (5) the liquidation or dissolution of the Company or Bank; or (6) breach of the executive’s employment agreement.

(2)	Disability payment equals two-thirds of the executive’s monthly rate of base salary as of his termination date assuming coverage is continued until executive reaches 65 years of age.
(3)	Represents benefits under tax-qualified and non-qualified retirement programs for the remaining term of the agreement.
(4)	The amounts do not include the executive’s account balances in the Bank’s tax-qualified retirement plans to which the executive has a non-forfeitable interest.
(5)

Under the terms of the executive’s employment agreement, he is entitled to continued life, medical, health and dental coverage for the period in which he receives disability payments. The amount shown reflects the value of coverage under the Bank’s life, medical, health and dental insurance programs assuming disability payments are made until the executive reaches age 65.

(6)	The value of coverage under the Bank’s life, medical, health and dental insurance programs for a period of 36 months.
(7)

The Long-Term Incentive Plan provides that benefits are to be distributed upon separation of service for any reason other than a change in control. Participants in the plan are 100% vested in their plan benefits upon a change in control, death or disability.

(8)

The amounts shown do not reflect that if payments to the executive in connection with a change in control would result in an excise tax under the Internal Revenue Code, such payments may be reduced to the extent necessary so that the excise tax does not apply.

OTHER INFORMATION RELATING TO

DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2008, except for one late report with respect to the purchase of shares by Mr. Sears and one late report with respect to the granting of restricted stock and option awards to Mr. Deacon under the Equity Incentive Plan.

Policies and Procedures Governing Related Persons Transactions

We maintain a Policy and Procedures Governing Related Persons Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons.  Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.

Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:

•           the aggregate amount involved will or may be expected to exceed $50,000 in any calendar year;

•           the Company is, will or may be expected to be a participant; and

•           any related person has or will have a direct or indirect material interest.

The policy excludes certain transactions, including:

•           any compensation paid to an executive officer of the Company if the Compensation Committee of the Board of Directors approved (or recommended that the Board approve) such compensation;

•           any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

•           any transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee.  In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:

•           whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

•           the size of the transaction and the amount of consideration payable to the related person;

•           the nature of the interest of the related person;

•           whether the transaction may involve a conflict of interest; and

•           whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on the approval of the transaction but may, if so requested by the Chair of the Audit Committee, participate in some or all of the discussion relating to the transaction.

Transactions with Related Persons

The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors.  However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations.  Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features.  The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.  Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place.

Pursuant to the Company’s Audit Committee Charter,  the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, to recommend to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved.  Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company.  Such potential conflicts of interest include, but are not limited to, the following: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (2) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 18, 2009.  If next year’s annual meeting is held on a date more than 30 calendar days from May 21, 2010, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that, to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting.  However, if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made.  A copy of the Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors.  All communications from stockholders should be addressed to Fox Chase Bancorp, Inc., 4390 Davisville Road, Hatboro, Pennsylvania 19040.  Communications to the Board of Directors should be in the care of Jerry D. Holbrook, Corporate Secretary.  Communications to individual directors should be sent to such director at the Company’s address.  Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chair of the particular committee, with a copy to Richard M. Eisenstaedt, the Chair of the Nominating and Governance Committee.  It is in the discretion of the Nominating and Governance Committee whether any communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company.  Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone.  None of these persons will receive additional compensation for these activities.

The Company’s Annual Report to Stockholders has been included with this proxy statement.  Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

REVOCABLE PROXY

FOX CHASE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2009

9:00 a.m., Local Time

Important Notice Regarding the Availability of Proxy Materials for the Stockholder
Meeting to Be Held on May 21, 2009

The Proxy Statement and the 2008 Annual Report are available at http://www.foxchasebank.com/annual-report.asp.  The Company’s 2008 Annual Report includes the Form 10-K and the Company’s financial statements, each as filed with the SEC, including the financial statements.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official proxy committee of Fox Chase Bancorp, Inc. (the “Company”), consisting of Roger S. Deacon, Richard M. Eisenstaedt and Thomas M. Petro or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company that the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 21, 2009 at 9:00 a.m., local time, at the office of Fox Chase Bank located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1.            The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Roger H. Ballou, Richard E. Bauer and Peter A. Sears

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.            The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Fox Chase Bancorp, Inc. for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed.  If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment.  At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.  This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

Dated:
SIGNATURE OF STOCKHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)

The above signed acknowledges receipt from Fox Chase Bancorp, Inc. before the execution of this proxy, of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting and an Annual Report to Stockholders.

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE

ENCLOSED POSTAGE-PAID ENVELOPE.

Dear 401(k) Plan Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc., I am forwarding you the attached GREEN vote authorization form to convey your voting instructions to Pentegra Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp to be held on May 21, 2009.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Annual Report to Stockholders.

As a holder of Fox Chase Bancorp common stock through the Fox Chase Bancorp Stock Fund in the Fox Chase Bank 401(k) Profit Sharing Plan and Trust, you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of April 3, 2009, the record date for the Annual Meeting.  If the Trustee does not receive your instructions by May 14, 2009, the Trustee will vote your shares in the same proportion as shares for which the Trustee received instructions from other 401(k) Plan participants.

Please complete, sign and return the enclosed GREEN vote authorization form in the postage paid envelope provided by Pentegra Trust Company. Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp, Inc. or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms.  Please submit all of the vote authorization forms you receive.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

401(k) PLAN

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2009

9:00 a.m., Local Time

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Fox Chase Bank 401(k) Profit Sharing Plan and Trust (the “Plan”).  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 21, 2009 at 9:00 a.m., local time, at the office of Fox Chase Bank located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania.

You are to vote my shares as follows:

1.            The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Roger H. Ballou, Richard E. Bauer and Peter A. Sears

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.            The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Fox Chase Bancorp, Inc. for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote all shares of Company common stock credited to my Plan account as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION

FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 14, 2009.

Dear ESOP Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached BLUE vote authorization form to convey your voting instructions to Pentegra Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp to be held on May 21, 2009.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Annual Report to Stockholders.

As a participant in the Fox Chase Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of April 3, 2009, the record date for the Annual Meeting.   All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 14, 2009.  If you do not direct the Trustee how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in the same proportion as shares for which the Trustee receive instructions from other participants, subject to its fiduciary duties.

Please complete, sign and return the enclosed BLUE vote authorization form in the postage paid envelope provided by Pentegra Trust Company.  Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp, Inc. or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms.  Please submit all of the vote authorization forms you receive.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

ESOP

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2009

9:00 a.m., Local Time

            I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Fox Chase Bank Employee Stock Ownership Plan (the “Plan”).  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 21, 2009 at 9:00 a.m., local time, at the office of Fox Chase Bank located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania.

You are to vote my shares as follows:

1.         The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Roger H. Ballou, Richard E. Bauer and Peter A. Sears

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.         The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Fox Chase Bancorp, Inc. for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote all shares of Company common stock allocated to my Plan account as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION

FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 14, 2009.

Dear Equity Incentive Plan Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached YELLOW vote authorization form to convey your voting instructions to Pentegra Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp, Inc. to be held on May 21, 2009.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Annual Report to Stockholders.

As a participant in the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “Plan”), you are entitled to vote all unvested shares of Company common stock awarded to you under the Plan as of April 3, 2009, the record date for the Annual Meeting.   All unvested shares of Company common stock awarded to participants will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 14, 2009.  If you do not direct the Trustee how to vote your unvested shares of Company common stock, the Company will direct the Trustee how to vote the shares.

Please complete, sign and return the enclosed YELLOW vote authorization form in the postage paid envelope provided by Pentegra Trust Company.  Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp, Inc. or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms.  Please submit all of the vote authorization forms you receive.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

EQUITY INCENTIVE PLAN

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2009

9:00 a.m., Local Time

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Fox Chase Bancorp, Inc. 2007 Equity Incentive Plan (the “Plan”).  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 21, 2009 at 9:00 a.m., local time, at the office of Fox Chase Bank located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania.

You are to vote my shares as follows:

1.         The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Roger H. Ballou, Richard E. Bauer and Peter A. Sears

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.         The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Fox Chase Bancorp, Inc. for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me under the Plan as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 14, 2009.

Dear Executive Long-Term Incentive Plan Participant:

On behalf of the Board of Directors of Fox Chase Bancorp, Inc. (the “Company”), I am forwarding you the attached RED vote authorization form to convey your voting instructions to Pentegra Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Fox Chase Bancorp, Inc. to be held on May 21, 2009.  Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders and a copy of the Annual Report to Stockholders.

As a participant in the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Plan”), you are entitled to vote all shares of Company common stock credited to your account as of April 3, 2009, the record date for the Annual Meeting.   All shares of Company common stock held in the Plan trust will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 14, 2009.  If you do not direct the Trustee how to vote the shares of Company common stock credited to your Plan account, the Trustee will vote your shares as directed by the Company.

Please complete, sign and return the enclosed RED vote authorization form in the postage paid envelope provided by Pentegra Trust Company.  Your vote will not be revealed, directly or indirectly, to any employee or director of Fox Chase Bancorp, Inc. or Fox Chase Bank.

If you participate in several employer-sponsored stock-based benefit plans you will receive multiple vote authorization forms.  Please submit all of the vote authorization forms you receive.

Sincerely,

/s/ Thomas M. Petro
Thomas M. Petro
President and Chief Executive Officer

EXECUTIVE LONG-TERM INCENTIVE PLAN

VOTE AUTHORIZATION FORM

FOX CHASE BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 21, 2009

9:00 a.m., Local Time

I understand that Pentegra Trust Company (the “Trustee”) is the holder of record and custodian of all shares of Fox Chase Bancorp, Inc. (the “Company”) common stock under the Amended and Restated Fox Chase Bank Executive Long-Term Incentive Plan (the “Plan”).  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 21, 2009 at 9:00 a.m., local time, at the office of Fox Chase Bank located at 510 East Township Line Road, Suite 200, Blue Bell, Pennsylvania.

You are to vote my shares as follows:

1.         The election as directors of all nominees listed (unless the “For All Except” box is marked and the instructions below are complied with).

Roger H. Ballou, Richard E. Bauer and Peter A. Sears

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION:  To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name on the line provided below.

2.         The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Fox Chase Bancorp, Inc. for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

The Trustee is hereby authorized to vote all shares of Company common stock credited to my Plan account as indicated above.

Date:
Signature

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTE AUTHORIZATION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 14, 2009.